UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

  Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

Tradeweb Markets Inc. (the “Company”) has commenced today an underwritten primary offering of shares of its Class A common stock (the “Offering”). In connection with the Offering, the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 relating to the Offering (the “Registration Statement”). The Registration Statement contained the Company’s preliminary unaudited financial results as of and for the three months ended March 31, 2020. These preliminary financial results are based upon the Company’s current estimates and are subject to completion of financial and operating closing procedures as of and for the three months ended March 31, 2020, and therefore are subject to change. The preliminary financial results are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

In connection with the Offering, the Company also included certain other disclosures in the Registration Statement, including information relating to COVID-19, which are included in Exhibit 99.2 attached hereto and hereby incorporated by reference into this Item 8.01. The disclosures in this Item 8.01 should be read in conjunction with the information under “Forward-Looking Statements” included in Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit Number	Exhibit Description
99.1	Preliminary financial results for the three months ended March 31, 2020.
99.2	Other recent developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: April 20, 2020	By:	/s/ Douglas Friedman
		Name:	Douglas Friedman
		Title:	General Counsel